UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2016 (March 4, 2016)

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders
The information set forth under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03 in its entirety.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As described in the charter of Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”), as amended by the Articles of Amendment and as supplemented by the Articles Supplementary (collectively, the “Charter”), effective as of March 4, 2016, the Company changed the designation of its common stock to Class A shares of common stock (the “Class A Shares”) and then reclassified a portion of its Class A Shares as Class T shares of common stock (the “Class T Shares”). The Class A Shares and Class T Shares have similar voting rights, although distributions are expected to differ to pay any distribution and stockholder servicing fees (as defined in the Charter) that may be associated with the Class T Shares. In addition, the Company’s Charter provides that, in the event of a liquidation of the Company’s assets, distributions will be allocated between the share classes pursuant to the portion of the aggregate assets available for distribution to each class. Each holder of shares of a particular class of common stock will be entitled to receive, ratably with each other holder of shares of the same class, that portion of such aggregate assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding.
All shares of common stock issued and outstanding prior to the filing of the Articles of Amendment and the Articles Supplementary are designated as Class A Shares following the filing of the Articles of Amendment and the Articles Supplementary.
The foregoing description of the designation of the Registrant’s common stock to Class A Shares and then reclassification of a portion of the Registrant’s Class A Shares as Class T Shares is qualified in its entirety by reference to the Articles of Amendment and Articles Supplementary, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

3.1	Articles of Amendment to the Articles of Amendment and Restatement of Cole Office & Industrial REIT (CCIT II), Inc., filed on March 4, 2016.
3.2	Articles Supplementary to the Articles of Amendment and Restatement of Cole Office & Industrial REIT (CCIT II), Inc., filed on March 4, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2016	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of Cole Office & Industrial REIT (CCIT II), Inc., filed on March 4, 2016.
3.2	Articles Supplementary to the Articles of Amendment and Restatement of Cole Office & Industrial REIT (CCIT II), Inc., filed on March 4, 2016.

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